FORM OF AMENDMENT
                               DATED       , 2006
                            TO THE ADVISORY AGREEMENT
                             BETWEEN RYDEX ETF TRUST
                           AND PADCO ADVISORS II, INC.
                              DATED APRIL 30, 2004,
                                   AS AMENDED

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                              FORM OF AMENDMENT TO
                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                        DATED APRIL 30, 2004, AS AMENDED,
                                     BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                             PADCO ADVISORS II, INC.

The following amendment is made to Schedule A of the Advisory Agreement between Rydex ETF Trust (the "Trust") and PADCO Advisors II, Inc. (the "Adviser"), dated April 30, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Schedule A of the Agreement is amended, effective ___________, 2006, to read as follows:

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

FUND                                                                 RATE
----                                                                 ----

Rydex S&P Equal Weight ETF                                           0.40%
Rydex Russell Top 50 ETF                                             0.20%
Rydex S&P 500 Pure Growth ETF                                        0.35%
Rydex S&P 500 Pure Value ETF                                         0.35%
Rydex S&P MidCap 400 Pure Growth ETF                                 0.35%
Rydex S&P MidCap 400 Pure Value ETF                                  0.35%
Rydex S&P SmallCap 600 Pure Growth ETF                               0.35%
Rydex S&P SmallCap 600 Pure Value ETF                                0.35%
Rydex S&P Equal Weight Consumer Discretionary ETF                    0.50%
Rydex S&P Equal Weight Consumer Staples ETF                          0.50%
Rydex S&P Equal Weight Energy ETF                                    0.50%
Rydex S&P Equal Weight Financial ETF                                 0.50%
Rydex S&P Equal Weight Health Care ETF                               0.50%
Rydex S&P Equal Weight Industrial ETF                                0.50%
Rydex S&P Equal Weight Materials ETF                                 0.50%
Rydex S&P Equal Weight Technology ETF                                0.50%
Rydex S&P Equal Weight Utilities ETF                                 0.50%
RYDEX DYNAMIC S&P 500 ETF                                            X.XX%
RYDEX INVERSE S&P 500 ETF                                            X.XX%
RYDEX DYNAMIC INVERSE S&P 500 ETF                                    X.XX%
RYDEX DYNAMIC S&P 500 GROWTH ETF                                     X.XX%
RYDEX INVERSE S&P 500 GROWTH ETF                                     X.XX%
RYDEX DYNAMIC INVERSE S&P 500 GROWTH ETF                             X.XX%
RYDEX DYNAMIC S&P 500 VALUE ETF                                      X.XX%

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RYDEX INVERSE S&P 500 VALUE ETF                                      X.XX%
RYDEX DYNAMIC INVERSE S&P 500 VALUE ETF                              X.XX%
RYDEX DYNAMIC S&P MIDCAP 400 ETF                                     X.XX%
RYDEX INVERSE S&P MIDCAP 400 ETF                                     X.XX%
RYDEX DYNAMIC INVERSE S&P MIDCAP 400 ETF                             X.XX%
RYDEX DYNAMIC S&P MIDCAP 400 GROWTH ETF                              X.XX%
RYDEX INVERSE S&P MIDCAP 400 GROWTH ETF                              X.XX%
RYDEX DYNAMIC INVERSE S&P MIDCAP 400 GROWTH ETF                      X.XX%
RYDEX DYNAMIC S&P MIDCAP 400 VALUE ETF                               X.XX%
RYDEX INVERSE S&P MIDCAP 400 VALUE ETF                               X.XX%
RYDEX DYNAMIC INVERSE S&P MIDCAP 400 VALUE ETF                       X.XX%
RYDEX DYNAMIC S&P SMALLCAP 600 ETF                                   X.XX%
RYDEX INVERSE S&P SMALLCAP 600 ETF                                   X.XX%
RYDEX DYNAMIC INVERSE S&P SMALLCAP 600 ETF                           X.XX%
RYDEX DYNAMIC S&P SMALLCAP 600 GROWTH ETF                            X.XX%
RYDEX INVERSE S&P SMALLCAP 600 GROWTH ETF                            X.XX%
RYDEX DYNAMIC INVERSE S&P SMALLCAP 600 GROWTH ETF                    X.XX%
RYDEX DYNAMIC S&P SMALLCAP 600 VALUE ETF                             X.XX%
RYDEX INVERSE S&P SMALLCAP 600 VALUE ETF                             X.XX%
RYDEX DYNAMIC INVERSE S&P SMALLCAP 600 VALUE ETF                     X.XX%
RYDEX DYNAMIC NASDAQ 100 ETF                                         X.XX%
RYDEX INVERSE NASDAQ 100 ETF                                         X.XX%
RYDEX DYNAMIC INVERSE NASDAQ 100 ETF                                 X.XX%
RYDEX DYNAMIC RUSSELL 1000(R) ETF                                    X.XX%
RYDEX INVERSE RUSSELL 1000(R) ETF                                    X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 1000(R) ETF                            X.XX%
RYDEX DYNAMIC RUSSELL 1000(R) GROWTH ETF                             X.XX%
RYDEX INVERSE RUSSELL 1000(R) GROWTH ETF                             X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 1000(R) GROWTH ETF                     X.XX%
RYDEX DYNAMIC RUSSELL 1000(R) VALUE ETF                              X.XX%
RYDEX INVERSE RUSSELL 1000(R) VALUE ETF                              X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 1000(R) VALUE ETF                      X.XX%
RYDEX DYNAMIC RUSSELL MIDCAP(R) ETF                                  X.XX%
RYDEX INVERSE RUSSELL MIDCAP(R) ETF                                  X.XX%
RYDEX DYNAMIC INVERSE RUSSELL MIDCAP(R) ETF                          X.XX%
RYDEX DYNAMIC RUSSELL MIDCAP(R) GROWTH ETF                           X.XX%
RYDEX INVERSE RUSSELL MIDCAP(R) GROWTH ETF                           X.XX%
RYDEX DYNAMIC INVERSE RUSSELL MIDCAP(R) GROWTH ETF                   X.XX%
RYDEX DYNAMIC RUSSELL MIDCAP(R) VALUE ETF                            X.XX%
RYDEX INVERSE RUSSELL MIDCAP(R) VALUE ETF                            X.XX%
RYDEX DYNAMIC INVERSE RUSSELL MIDCAP(R) VALUE ETF                    X.XX%
RYDEX DYNAMIC RUSSELL 2000(R) ETF                                    X.XX%
RYDEX INVERSE RUSSELL 2000(R) ETF                                    X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 2000(R) ETF                            X.XX%
RYDEX DYNAMIC RUSSELL 2000(R) GROWTH ETF                             X.XX%
RYDEX INVERSE RUSSELL 2000(R) GROWTH ETF                             X.XX%

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RYDEX DYNAMIC INVERSE RUSSELL 2000(R) GROWTH ETF                     X.XX%
RYDEX DYNAMIC RUSSELL 2000(R) VALUE ETF                              X.XX%
RYDEX INVERSE RUSSELL 2000(R) VALUE ETF                              X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 2000(R) VALUE ETF                      X.XX%
RYDEX DYNAMIC RUSSELL 3000(R) ETF                                    X.XX%
RYDEX INVERSE RUSSELL 3000(R) ETF                                    X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 3000(R) ETF                            X.XX%
RYDEX DYNAMIC RUSSELL 3000(R) GROWTH ETF                             X.XX%
RYDEX INVERSE RUSSELL 3000(R) GROWTH ETF                             X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 3000(R) GROWTH ETF                     X.XX%
RYDEX DYNAMIC RUSSELL 3000(R) VALUE ETF                              X.XX%
RYDEX INVERSE RUSSELL 3000(R) VALUE ETF                              X.XX%
RYDEX DYNAMIC INVERSE RUSSELL 3000(R) VALUE ETF                      X.XX%
RYDEX DYNAMIC NASDAQ BIOTECH ETF                                     X.XX%
RYDEX INVERSE NASDAQ BIOTECH ETF                                     X.XX%
RYDEX DYNAMIC INVERSE NASDAQ BIOTECH ETF                             X.XX%
RYDEX DYNAMIC CONSUMER DISCRETIONARY ETF                             X.XX%
RYDEX INVERSE CONSUMER DISCRETIONARY ETF                             X.XX%
RYDEX DYNAMIC INVERSE CONSUMER DISCRETIONARY ETF                     X.XX%
RYDEX DYNAMIC CONSUMER STAPLES ETF                                   X.XX%
RYDEX INVERSE CONSUMER STAPLES ETF                                   X.XX%
RYDEX DYNAMIC INVERSE CONSUMER STAPLES ETF                           X.XX%
RYDEX DYNAMIC ENERGY ETF                                             X.XX%
RYDEX INVERSE ENERGY ETF                                             X.XX%
RYDEX DYNAMIC INVERSE ENERGY ETF                                     X.XX%
RYDEX DYNAMIC FINANCIALS ETF                                         X.XX%
RYDEX INVERSE FINANCIALS ETF                                         X.XX%
RYDEX DYNAMIC INVERSE FINANCIALS ETF                                 X.XX%
RYDEX DYNAMIC HEALTH CARE ETF                                        X.XX%
RYDEX INVERSE HEALTH CARE ETF                                        X.XX%
RYDEX DYNAMIC INVERSE HEALTH CARE ETF                                X.XX%
RYDEX DYNAMIC INDUSTRIALS ETF                                        X.XX%
RYDEX INVERSE INDUSTRIALS ETF                                        X.XX%
RYDEX DYNAMIC INVERSE INDUSTRIALS ETF                                X.XX%
RYDEX DYNAMIC MATERIALS ETF                                          X.XX%
RYDEX INVERSE MATERIALS ETF                                          X.XX%
RYDEX DYNAMIC INVERSE MATERIALS ETF                                  X.XX%
RYDEX DYNAMIC TECHNOLOGY ETF                                         X.XX%
RYDEX INVERSE TECHNOLOGY ETF                                         X.XX%
RYDEX DYNAMIC INVERSE TECHNOLOGY ETF                                 X.XX%
RYDEX DYNAMIC UTILITIES ETF                                          X.XX%
RYDEX INVERSE UTILITIES ETF                                          X.XX%
RYDEX DYNAMIC INVERSE UTILITIES ETF                                  X.XX%

                          ADDITIONS ARE NOTED IN BOLD.

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      In witness  whereof,  the parties  hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 28th day of August, 2006.

                                             RYDEX ETF TRUST


                                             By:
                                                 ---------------------------
                                             Name:   Carl G. Verboncoeur
                                             Title:  President


                                             PADCO ADVISORS II, INC.


                                             By:
                                                 ---------------------------
                                             Name:   Carl G. Verboncoeur
                                             Title:  Chief Executive Officer